UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 8, 2013

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

Item 7.01.     Regulation FD Disclosure

On August 8, 2013, Towerstream Corporation (the “Company”) issued a press release announcing results for the three and six months ended June 30, 2013. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 and 7.01 and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Company uses certain Non-GAAP measures to monitor the Company's business performance and that of its segments. These Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, investors are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. The Company’s methods of calculating these measures may not be comparable to similar measures presented by other companies.

A definition of key Non-GAAP measures that the Company employs, and how it uses them to monitor business performance, are as follows:

“Adjusted EBITDA” represents net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, other non-operating income or expenses, as well as gain or loss on (i) disposal of property and equipment, (ii) nonmonetary transactions, and (iii) business acquisitions.

“Adjusted Market EBITDA” also excludes corporate overhead expenses and other centralized costs. The Company believes that Adjusted Market EBITDA trends are insightful indicators of its markets’ relative performance, and whether its markets are able to produce sufficient market cash flow to fund working capital and capital expenditure needs.

“EBITDA” represents net income (loss) before interest, income taxes, depreciation and amortization.

“Market Cash Flow” represents the amount of cash generated in a market after deducting a market’s direct operating expenses from that market’s revenues. Market Cash Flow does not include (i) centralized costs which support all markets collectively or (ii) any network related capital expenditures incurred in a market.

“Net Cash Flows” represents Adjusted EBITDA less capital expenditures.

The following reconciliations of non-GAAP measures to GAAP financial measures are presented in the attached press release: (i) Adjusted EBITDA, Fixed Wireless Segment Markets to Net Loss, (ii) Adjusted EBITDA, Segment Basis to Net Loss, and (iii) Net Cash Flow, Segment Basis to Net Cash Used in Operating Activities.

Any statements that are not historical facts contained in this Form 8-K are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (“PSLRA”) which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Forward-looking statements, include certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2013	TOWERSTREAM CORPORATION

	By:	/s/ Joseph P. Hernon
Joseph P. Hernon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 8, 2013